AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON MARCH 12, 2009

File Nos. 333-        and 811-22110

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

PRE-EFFECTIVE AMENDMENT NO.      ☐

POST-EFFECTIVE AMENDMENT NO.       ☐

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

AMENDMENT NO.         ☐

ADVISORSHARES TRUST

(Exact Name of Registrant as Specified in Charter)

3 Bethesda Metro Center

Suite 700

Bethesda, Maryland 20814

(Address of Principal Executive Offices, Zip Code)

(202) 684-6383

(Registrant’s Telephone Number, including Area Code )

Noah Hamman

AdvisorShares Investments, LLC

3 Bethesda Metro Center

Suite 700

Bethesda, Maryland  20814

(Name and Address of Agent for Service)

Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave, NW

Washington, DC 20004

It is proposed that this filing will become effective (check appropriate box):

☐            Immediately upon filing pursuant to paragraph (b)

☐            On (date) pursuant to paragraph (b)

☐            60 days after filing pursuant to paragraph (a)(1)

☐            On (date) pursuant to paragraph (a)(1)

☐            75 days after filing pursuant to paragraph (a)(2)

☐            On (date) pursuant to paragraph (a)(2) of Rule 485.

☒           As soon as practicable after the effective date of this registration statement.

THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THE REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(A) OF THE SECURITIES ACT OF 1933, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

(ticker) – DENT TACTICAL ETF

Managed by:

HS Dent Investment Management LLC

ADVISORSHARES TRUST

3 Bethesda Metro Center

Suite 700

Bethesda, Maryland  20814

www.advisorshares.com

877.THE.ETF1

Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave, N.W.

Washington, D.C. 20004

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction in which the offer or sale is not permitted.

Subject to Completion

Preliminary Prospectus dated                  , 2009

This Prospectus provides important information about the ETFs that you should know before investing. Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

ADVISORSHARES TRUST OVERVIEW
PROFESSIONALLY MANAGED ETF INVESTMENT OPTIONS	2
DENT TACTICAL ETF	3
MORE INFORMATION ABOUT THE FUNDS	7
MANAGEMENT OF THE FUNDS	8
PORTFOLIO MANAGER’S PRIOR RECORD	9
NET ASSET VALUE	11
CREATION AND REDEMPTION	12
DISTRIBUTION PLAN	13
DIVIDENDS AND DISTRIBUTIONS	13
TAX INFORMATION	13
FINANCIAL HIGHLIGHTS	14
ADDITIONAL INFORMATION	15

AdvisorShares Trust

3 Bethesda Metro Center

Suite 700

Bethesda, MD 20814

AdvisorShares Trust (the “Trust”), is an open-end investment management company offering professionally managed exchange traded funds.  This Prospectus describes a single series of the Trust, the (ticker) Dent Tactical ETF (the “Fund”). The Fund is an “exchange traded fund” or “ETF”.

The shares of the Fund are subject to listing on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), and will trade in the secondary market at prices that may differ to some degree from the net asset value (“NAV”) of the shares.  The Fund issues and redeems shares on a continuous basis at NAV only in a large specified number of shares called a “Creation Unit.”

As a practical matter, only institutions or large investors purchase or redeem Creation Units.  Once created, shares of a Fund generally trade in the secondary market in amounts less than a Creation Unit.  For a more detailed discussion, see the “Creation and Redemptions” sections herein. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. Except when aggregated in Creation Units, Shares are not redeemable securities.

An Actively Managed ETF is not an index fund

The Fund is not an index fund and thus does not seek to replicate the performance of a specified index.  An Index-based ETF seeks to replicate the holdings of a specified index. An actively managed ETF uses an active investment strategy to meet its investment objective. Thus, the Fund’s investment sub-advisor has discretion on a daily basis to manage the Fund’s portfolio in accordance with the Fund’s investment objective.

An Actively Managed ETF is not a mutual fund

Exchange Listing: An organized trading market is expected to exist for the Fund’s shares because shares are listed for trading on the Exchange. Investors can purchase and sell shares on the secondary market through a broker. Secondary-market transactions occur not at NAV, but at market prices that change throughout the day, based on the supply and demand of Fund shares and on changes in the prices of the Fund’s portfolio holdings. The market price of shares may differ from the NAV of the Fund. The difference between market price of shares and the NAV of the Fund is expected to be small most of the time, but in times of extreme market volatility, the difference may become significant.

Transparency: The Fund’s portfolio holdings will be disclosed on its website daily after the close of trading on the listing Exchange and prior to the opening of trading on the Exchange the following day.

Tax Advantages: Unlike conventional mutual funds, the Fund shares may be created and redeemed, principally in-kind, in Creation Units at each day’s next calculated NAV. These creation and redemption arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund’s need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Fund’s in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

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PROFESSIONALLY MANAGED ETF INVESTMENT

The Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in other exchange-traded funds (the “Underlying ETFs”), including shares of certain exchange-traded products that are not registered as investment companies under the Investment Company Act of 1940, as amended (the “1940 Act). Unlike the Underlying ETFs, the Fund will not track or replicate a specific index.  The Fund charges its own expenses and also indirectly bear a proportionate share of the Underlying ETFs’ expenses.

The investment advisor to the Fund is AdvisorShares Investments, LLC (the “Advisor”).  The day-to-day portfolio management of the Fund is provided by HS Dent Investment Management, LLC, the sub-advisor to the Fund (“Sub-Advisor”).  The Sub-Advisor selects a group of Underlying ETFs for the Fund in which to invest pursuant to an “active” management strategy for asset allocation, security selection and portfolio construction.  The Fund will periodically change the composition of its portfolio to best meet its investment objective. This prospectus describes the key features of the Fund, as well as important additional information.. Each Underlying ETF has risks associated with it as described in this Prospectus.

An investment in the Fund is not a deposit in a bank and it is not guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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(ticker) – DENT TACTICAL ETF

FUND OBJECTIVE

The (ticker) Dent Tactical ETF’s (the “Fund”) investment objective is long term growth of capital. The investment objective of the Fund is “non-fundamental” and may be changed by the Board of Trustees of the Trust (the “Board”) upon 60 days’ written notice to shareholders.

PRINCIPAL INVESTMENT STRATEGY

The Fund Sub-Advisor seeks to achieve the Fund’s investment objective by identifying, through proprietary economic and demographic analysis, the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes that the Sub-Advisor believes will benefit from these trends.  The Sub-Advisor believes its modeling can accurately forecast economic trends such as gross domestic product (“GDP”) growth and inflation based on its research concerning consumer spending, consumer debt, consumer savings and investment, and technological innovation.  The Sub-Advisor is of the opinion that maximizing investment returns depends on understanding the right balance of asset classes that are favored by different fundamental economic trends and accurately rebalancing the Fund’s investments as the trends emerge.

The Sub-Advisor follows its model to determine how offensive or defensive the Fund portfolio will be, and then selects securities to buy or sell.  Offensive holdings are those that the Sub-Advisor anticipates will appreciate in value.  Defensive positions are those which the Sub-Advisor anticipates will maintain their value, regardless of market conditions or cycles.  The model is objective and the Sub-Advisor applies little subjective judgment in security selection, retention, or sales decisions.

The securities that comprise the Fund’s offensive strategy are selected using the following method:

•                  The Sub-Advisor identifies sectors, styles and/or geographic regions it believes are demographically favored based on its research.

•                  Using a proprietary selection process, the Sub-Advisor creates a universe of ETFs that correspond to the favored sectors, styles and/or geographic regions.

•                  On a monthly basis, using a proprietary ranking process and objective third party research, the selected ETFs are ranked by the Sub-Advisor according to their relative strength.  The relative strength is gauged by a third party research firm that measures price momentum and similar characteristics in order to determine relative strength.

•                  The Sub-Advisor then constructs the Fund portfolio using highly ranked ETFs that meet a minimum relative strength requirement. The Fund is managed as an allocated fund of funds made up of these highly ranked ETFs selected by the Sub-Advisor.

When there are not sufficient sectors and/or ETFs that meet the minimum relative strength requirement of the model, the balance of the Portfolio’s assets will be allocated to defensive investments such as high quality debt, money market instruments, or other investments as determined by the Sub-Advisor.

While the model is applied monthly, the holdings of the Portfolio will be reallocated at the Sub-Advisor’s discretion over the course of the month. As a result, the Fund may have a high rate of portfolio turnover.

PRINCIPAL RISKS

The Fund is subject to a number of risks that may affect the value of its shares, including:

LIQUIDITY RISK – Trading in shares may be halted because of market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares is subject to

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trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of the Funds will continue to be met or will remain unchanged.

TRADING RISK  – Shares may trade below their NAV. The NAV of shares will fluctuate with changes in the market value of the Fund’s holdings. The trading prices of shares will fluctuate in accordance with changes in NAV as well as market supply and demand. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed-end mutual funds, which frequently trade at appreciable discounts from, and sometimes premiums to, their NAVs), the Advisor does not believe that large discounts or premiums to NAV will exist for extended periods of time.

EARLY CLOSING RISK – The normal close of trading of securities listed on Nasdaq and the NYSE is 4:00 p.m., Eastern Time. Unanticipated early closings of securities exchanges and other financial markets may result in the Fund’s or an Underlying ETF’s inability to buy or sell securities or other financial instruments on that day.  If an exchange or market closes early on a day when the Fund or an Underlying ETF needs to execute a high volume of trades late in a trading day, the Fund or an Underlying ETF might incur substantial trading losses.

FUND OF FUNDS RISK – The Fund is subject to fund of funds risk.  By investing in the Underlying ETFs indirectly through the Fund, an investor will incur not only a proportionate share of the expenses of the Underlying ETFs held by the Fund (including operating costs and management fees), but also expenses of the Fund. Consequently, an investment in the Fund entails more direct and indirect expenses than a direct investment in the Underlying ETFs.

UNDERLYING ETF RISK – The Fund is subject to the same risks as the Underlying ETFs. While the risks of owning shares of an Underlying ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, lack of liquidity in an Underlying ETF can result in its value being more volatile than the underlying portfolio securities. In addition, certain of the Underlying ETFs may hold common portfolio positions, thereby reducing the diversification benefits of an asset allocation style.

EQUITY RISK – The equity markets are volatile, and the value of the ETFs’ equity securities, may fluctuate significantly from day to day.  This volatility may cause the value of your investment in the Fund to decrease.

FIXED INCOME RISK – An Underlying ETF’s investment in fixed income securities will change in value in response to interest rate changes and other factors, such as the perception of the issuer’s creditworthiness.  For example, the value of fixed income securities will generally decrease when interest rates rise, which may cause the value of an Underlying ETF and, in turn, the value of the Fund, to decrease. In addition, an underlying fund’s investment in fixed income securities with longer maturities will fluctuate more in response to interest rate changes.

FOREIGN CURRENCY RISK – The Fund may invest in Underlying ETFs that hold securities denominated in foreign currency.  The value of securities denominated in foreign currencies can change when foreign currencies strengthen or weaken relative to the U.S. Dollar. These currency movements may negatively impact the value of an Underlying ETF security even when there is no change in the value of the security in the issuer’s home country. Under normal circumstances, the Underlying ETFs do not plan to hedge against the risk of currency exchange rate fluctuations.

FOREIGN SECURITIES RISK – An Underlying ETF’s investments in securities of foreign companies can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments could adversely affect investment in foreign countries. Foreign companies generally are not subject to accounting, auditing, and financial reporting standards comparable to those applicable to U.S. companies.

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ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

NON-PRINCIPAL STRATEGIES AND RISKS

Temporary Defensive Positions. To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the Sub-Advisor’s assessment of market conditions.  These debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities, repurchase agreements and bonds that are BBB or higher.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market fund’s advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

FUND PERFORMANCE

The Fund is new and therefore does not have a performance history for a full calendar year.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund(a).

SHAREHOLDER FEES (fees paid directly from your investment)	None	(b)
ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fundassets)(c)
MANAGEMENT FEES	xx	%
DISTRIBUTION (12b-1) FEES(d)	None
OTHER EXPENSES (e)	xx	%
ACQUIRED FUND FEES AND EXPENSES(f)	xx	%

TOTAL ANNUAL FUND OPERATING EXPENSES	xx	%
FEE WAIVER AND REIMBURSEMENT	xx	%
NET ANNUAL FUND OPERATING EXPENSES(g)	xx	%

(a)       Most investors will incur customary brokerage commissions when buying or selling shares of the Fund.

(b)       See “Creation Transaction Fees and Redemption Transaction Fees” below.

(c)        Expressed as a percentage of average net assets.

(d)       The Fund has adopted a Distribution (12b-1) Plan pursuant to which the Fund may be subject to an annual 12b-1 fee of up to 0.25%.  However, no such fee is currently charged to the Fund and no such fees will be charged prior to         , 2009. Any fees will be approved by the Board.

(e)        Because the Fund is new, “Other Expenses” are based on estimated amounts for the current fiscal year.

(f)           As a shareholder in certain Underlying ETFs (the “Acquired Funds”), the Fund will indirectly bear their proportionate share of the fees and expenses of the Acquired Funds. “Acquired Fund Fees and Expenses” are based upon (i) the approximate allocation of the Fund’s assets among the Acquired Funds and the (ii) net expenses (excluding interest, taxes and extraordinary expenses) of the Acquired Funds during their most recently completed fiscal year.  Acquired Fund Fees and Expenses, in general, will vary with changes in the expenses of the Acquired Funds, as well as allocation of the Fund’s assets, and may be higher or lower than those shown above.

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(g)       The Advisor and Sub-Advisor have contractually agreed to reimburse the Fund for operating expenses (excluding interest, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses) in order to keep the Fund’s actual Total Annual Fund Operating Expenses from exceeding x.xx%.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund.  If the commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Dent Tactical ETF	1 YEAR		3 YEARS
	$	XX	$	XX

CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES

The Fund issues and redeems shares at NAV in large blocks of 25,000 or more shares thereof. As a practical matter, only institutions or large investors purchase or redeem these Creation Units. A standard creation transaction fee (“Creation Transaction Fee”) or redemption transaction fee (“Redemption Transaction Fee”), as applicable, will be assessed per transaction, which is intended to approximate the issuance or redemption transaction costs incurred by the Fund. The Creation Transaction Fee per transaction is $500, and the Redemption Transaction Fee per transaction is $500.  From time to time, the Advisor may waive the Creation Transaction Fees and Redemption Transaction Fees for authorized participants.  The fees would instead be subsidized by the Advisor. An additional charge of up to four (4) times the standard transaction fee may be imposed for creations and redemptions effected outside the National Securities Clearing Corporation’s (“NSCC”) usual clearing process or for cash.  Shareholders who hold Creation Units will also pay the annual Fund operating expenses described in the table above.  Assuming an investment in a Creation Unit of $XX and a 5% return each year, and assuming that creations and redemptions are effected through the NSCC and the Fund’s operating expenses remain the same, the total costs would be $XXX if the Creation Unit is redeemed after one year, and $XX if the Creation Unit is redeemed after three years.  If creations and redemptions are effected outside of the NSCC, the total costs would increase to $XX if the Creation Unit is redeemed after one year, and $XX if the Creation Unit is redeemed after three years.  For more information, see “Creations and Redemptions” and “Transaction Fees.”

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MORE INFORMATION ABOUT THE FUND:

ADDITIONAL RISKS OF INVESTING IN THE FUND

As indicated below, the Fund is subject to a number of risks that may affect the value of its shares. The value of an investment in the Fund is based on the performance of the Underlying ETFs in which it invests and the allocation of its assets among those Underlying ETFs.  The key risks of an investment in the Fund include the key risks of investing in the Underlying ETFs.  The Fund’s share price will fluctuate.  You could lose money on your investment in the Fund and the Fund could also return less than other investments:

•                  If the securities market as a whole goes down

•                  If any of the Underlying ETFs in the Fund’s portfolio do not increase in value as expected

•                  If interest rates go up, causing the value of debt securities held by an Underlying ETF to decline

•                  If the issuer of a debt security is unable to make timely payments of principal or interest when due

•                  If returns from the types of securities in which an Underlying ETF invests underperform returns from the various general securities markets or different asset classes

•                  Because investments in foreign securities may have more frequent and larger price changes than U.S. securities and may lose value due to changes in currency exchange rates and other factors

•                  Because an Underlying ETF may, at various times, concentrate in the securities of a particular industry, group of industries, or sector, and when a fund is overweighted in an industry, group of industries, or sector, it may be more sensitive to any single economic, business, political, or regulatory occurrence than a fund that is not overweighted in an industry, group of industries, or sector

•                  Because the market value of exchange-traded fund shares may differ from their net asset value as a result of market supply and demand, the shares may trade at a premium or discount

•                  If the sub-advisor’s asset allocation decisions do not anticipate market trends successfully

As with any fund, there is no guarantee that the Fund will achieve its goal.

You can find more information about the securities in which the Fund may invest and a more detailed description of risks under the heading “Investments and Risks” on page           of this Prospectus.

PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures with respect to the disclosure of Fund portfolio securities is available in the Statement of Additional Information (“SAI”).

7

MANAGEMENT OF THE FUND

INVESTMENT ADVISOR

AdvisorShares Investments, LLC, 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814, serves as Investment Advisor of the Fund.  The Advisor makes investment decisions for the assets of the Fund and continuously reviews, supervises, and administers the Fund’s investment program. In particular, the Advisor provides investment and operational oversight of the Fund Sub-Advisor. The Board supervises the Advisor and establishes policies that the Advisor must follow in its day-to-day management activities. Pursuant to an investment advisory agreement between the Trust and the Advisor, the Fund pays the Advisor a fee at an annualized rate of X.XX%, based on the average daily net assets of the Fund.

The Advisor bears all of its own costs associated with providing these advisory services and the expenses of the members of the Board who are affiliated with the Advisor. The Advisor may make payments from its own resources to broker-dealers and other financial institutions in connection with the sale of Fund shares.

A discussion regarding the basis for the Board’s [date] approval of the Fund’s investment advisory agreement will be available in the Fund’s [date] Annual Report to Shareholders, which covers the period [date] to [date].

INVESTMENT SUB-ADVISOR

HS Dent Investment Management LLC, located at 15310 Amberly Drive, Suite 165, Tampa, Florida 33647, serves as Investment Sub-Advisor to the Fund.  The Sub-Advisor is responsible for selecting the Fund’s investments according to the Fund investment objective, polices and restrictions.  HS Dent Investment Management LLC, was established in 2000.

Pursuant to the Investment Advisory Agreement, the Fund pays the Sub-Advisor, on a monthly basis, an annual advisory fee of XXX% of the Fund’s average daily net assets.

A discussion regarding the basis for the Board’s [date] approval of the Fund investment advisory agreement will be available in the Fund’s [date] Annual Report to Shareholders, which covers the period [date] to [date].

PORTFOLIO MANAGERS

The following portfolio managers are primarily responsible for the day-to-day management of the Fund.

Harry S. Dent, Jr. is the Managing Member and majority owner of the Sub-Advisor.  He is also the Founder of the HS Dent Foundation.  For two decades Mr. Dent has been principally engaged as the Managing Member of HS Dent Publishing, LLC, in authoring books, special reports, and a newsletter on the topic of economic change and how to estimate economic change by analyzing demographics, predictable consumer spending patterns, and technological innovation.  Mr. Dent earned a bachelor’s degree from University of South Carolina and an MBA from Harvard University.

Rodney G. Johnson is the President and Chief Compliance Officer, as well as a minority owner, of the Sub-Advisor.  Mr. Johnson began working directly with Mr. Dent in 1997 to develop investment approaches based on the demographic research of Mr. Dent.  Since 2002, he has been the President of HS Dent Publishing, LLC.  Mr. Johnson earned a bachelor’s degree from Georgetown University and an MBA from Southern Methodist University.

Both Mr. Dent and Mr. Johnson develop economic and investment research for the Sub-Advisor and its affiliates, as well as write articles for the HS Dent Forecast, a monthly newsletter pertaining to financial markets and economic change.

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Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is available in the SAI.

PORTFOLIO MANAGER’S PRIOR RECORD

In addition to managing the Fund’s portfolio, Mr. Dent and Mr. Johnson act as portfolio managers of the Dent Strategic Portfolio, a series of the Northern Lights Variable Trust.  The Dent Strategic Portfolio has an inception date of May 1, 2008.   The Dent Strategic Portfolio in the Northern Lights Variable Trust has substantially similar objectives, policies, and strategies as the Fund. However, it should be noted that the Dent Strategic Portfolio exists with an insurance (annuity) product and subject to the fee structure within the annuity product. As disclosed in the Dent Strategic Portfolio prospectus, since May 1, 2008, Mr. Dent and Mr. Johnson have had primary responsibility for the investments of the Dent Strategic Portfolio, and had final authority over all aspects of the fund’s investment portfolio, including but not limited to purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash flows in accordance with the fund’s investment policies and strategies. Mr. Dent and Mr. Johnson will have the same degree of discretion in advising the Fund.

The performance table below reflects the performance of the registered management investment company managed by Mr. Dent and Mr. Johnson which has substantially similar objectives, policies, and strategies as the Fund, for the entire period (subject to public availability of such information) in which the Portfolio Managers have had primary responsibility for the investments of such registered management investment company.

The total returns of the Dent Strategic Portfolio, a series of the Northern Lights Variable Trust before taxes since the fund’s inception May 1, 2008, and compared with the performance of the S&P 500 Index were:

Average Annualized Total Returns	Dent Strategic Portfolio (a)(b)		S&P 500(R) Index(c)

For the Period Ended xx/xx/2009

Calendar Year to Date	x.xx	%	x.xx	%
One Year	x.xx	%	x.xx	%
Since Inception 05/01/2008	x.xx	%	x.xx	%

(a)	Average annualized total return reflects changes in share prices and reinvestment of dividends and distributions and is net of all actual fees and expenses incurred by the Dent Strategic Portfolio.

(b)

The expense ratio of the Dent Strategic Portfolio (excluding underlying fund fees and expenses) was 1.50% for the period while the expense ratio of the Dent Tactical ETF (excluding underlying fund fees and expenses) is capped at X.XX% through                     .  Using the estimated expense ratio of the                                 , the                                      performance portrayed above would be lower.

(c)

The S&P 500(R) Index is an unmanaged index of common stocks that is considered to be generally representative of the United States stock market. The Index is adjusted to reflect reinvestment of dividends.

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Historical performance is not indicative of future performance. Although the Fund and the Dent Strategic Portfolio, a series of the Northern Lights Variable Trust, have substantially similar objectives, policies, and strategies, each is a separate fund and historical performance is not indicative of the future performance of the Fund. Share prices and investment returns will fluctuate with market conditions, as well as changes in holdings of specific Fund or portfolio securities.

The performance information shown above was prepared by the Sub-Advisor and taken from publicly available sources. The Fund believes that such information is reliable, but does not guarantee its accuracy, timeliness or completeness. In addition, the information presented is current as of the date shown but may not be current as of the date you review it.

INVESTING IN THE FUND

For more information on how to buy and sell shares of the Fund, call the Trust at 877.THE.ETF1 (877.843.3831) or visit the Fund’s website at advisorshares.com.

OTHER INVESTMENT PRACTICES AND STRATEGIES

Please see the SAI for a more complete list of portfolio investment strategies, permitted investments and related risks.

BUYING AND SELLING FUND SHARES

Most investors will buy and sell shares of the Fund in secondary market transactions through brokers.  Shares can be bought and sold throughout the trading day like other publicly traded securities.  Most investors will incur customary brokerage commissions and charges when buying or selling shares through a broker.

Shares may be acquired and redeemed from the Fund only in Creation Units of 25,000 shares, or multiples thereof, as discussed in the “Creations and Redemptions” section below.

BOOK ENTRY

Shares are held in book-entry form, which means that no stock certificates are issued.  Depository Trust Company (“DTC”), or its nominee, is the record owner of all outstanding shares of the Fund and is recognized as the owner of all shares.

Investors owning shares of the Fund are beneficial owners as shown on the records of DTC or its participants.  DTC serves as the securities depository for all shares.  Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC.  As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares.  Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants (e.g., broker-dealers, banks, trust companies, or clearing companies).  These procedures are the same as those that apply to any stocks that you hold in book entry or “street name” through your brokerage account.

OTHER SERVICE PROVIDERS

Foreside Fund Services, LLC is the principal underwriter and distributor of each Fund’s Shares.  Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. The Distributor will not distribute Shares in less than whole Creation Units, and it does not maintain a secondary market in the Shares.  The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The Distributor is not affiliated with the Investment Advisor, The Bank of New York Mellon or their affiliates.

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The Bank of New York Mellon, located at 101 Barclay Street, New York, New York 10286, is the administrator, custodian, transfer agent and fund accounting agent for the Fund.

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Ave, N.W., Washington, D.C. 20004, serves as legal counsel to the Fund.

                                 serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

NET ASSET VALUE (NAV)

The Fund calculates its NAV by:

• Taking the current market value of its total assets

• Subtracting any liabilities

• Dividing that amount by the total number of shares owned by shareholders

The Fund calculates NAV once each business day as of the regularly scheduled close of normal trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m., Eastern Time). The NYSE is typically closed on weekends and most national holidays.

In calculating NAV, the Fund generally values its investment portfolio at market price.  If market prices are unavailable or the Fund thinks that they are unreliable, or when the value of a security has been materially affected by events occurring after the relevant market closes, the Fund will price those securities at fair value as determined in good faith using methods approved by the Board of Trustees.  Because the Fund invests primarily in underlying ETFs with readily available pricing, it is expected that there would be limited circumstances in which the Fund would use fair value pricing — for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time the Fund calculated its NAV.

The use of fair valuation in pricing a security involves the consideration of a number of subjective factors and therefore, is susceptible to the unavoidable risk that the valuation may be higher or lower than the price at which the security might actually trade if a reliable market price were readily available.

More information about the valuation of the Fund’s holdings can be found in the SAI.

SHARE TRADING PRICES

The trading prices of a Fund’s shares listed on the Exchange may differ from the Fund’s daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.  The Exchange intends to disseminate the approximate value of the portfolio underlying a share of a Fund every fifteen seconds.  This approximate value should not be viewed as a “real-time” update of the NAV of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day.  Funds are not involved in, or responsible for, the calculation or dissemination of such values and make no warranty as to their accuracy.

ACTIVE INVESTORS AND MARKET TIMING

Shares of the Fund are listed for trading on the Exchange, which allows retail investors to purchase and sell individual shares at market prices throughout the trading day similar to other publicly traded securities. Because these secondary market trades do not involve the Fund directly, it is unlikely that secondary market trading would cause any harmful effects of market timing, such as dilution, disruption of portfolio management, increases in the Fund’s trading costs or realization of capital gains. The Board has determined not to adopt policies and procedures designed to prevent or monitor for frequent purchases and redemptions of the Fund’s shares because the Fund sells and redeems its shares at NAV only in Creation Units pursuant to the terms of a Participant Agreement between the authorized participant and the Distributor, principally

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in exchange for a basket of securities that mirrors the composition of each Fund’s portfolio and a specified amount of cash.  Direct trading by Authorized Participants is critical to ensuring that the Fund’s Shares trade at or close to NAV. The Funds also impose a transaction fee on such Creation Unit transactions that is designed to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of the Creation Unit shares.

CREATION AND REDEMPTION

The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of 25,000 shares or more.  A “creator” enters into an authorized participant agreement (a “Participant Agreement”) with the Fund’s distributor (the “Distributor”) or a DTC participant that has executed a Participant Agreement with the Distributor (an “Authorized Participant”), and deposits into a Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Similarly, shares can only be redeemed in Creation Units, generally 25,000 shares or more, principally in-kind for a portfolio of securities held by a Fund and a specified amount of cash together totaling the NAV of the Creation Unit(s).  Shares are not redeemable from a Fund except when aggregated in Creation Units.  The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form prescribed in the Participant Agreement.

Creations and redemptions must be made through an authorized firm that is either a member of the Continuous Net Settlement System of the NSCC or a DTC Participant, and in each case, must have executed a Participant Agreement with the Distributor with respect to creations and redemptions of Creation Units.  Information about the procedures for the creation and redemption of Creation Units can be found in the SAI.

Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund, a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus-delivery and liability provisions of the Securities Act.  Nonetheless, any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.  Broker-dealers should also note that dealers who are not “underwriters,” but are participating in a distribution (in contrast to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act.

TRANSACTION FEES

The Fund will impose a Creation Transaction Fee and a Redemption Transaction Fee to offset the Fund’s transfer and other transaction costs associated with the issuance and redemption of Creation Units of shares.  The Creation and Redemption Transaction Fees for creations and redemptions are as follows:

Fund	Creation and Redemption Fees
Dent Tactical ETF	$	XX

An additional charge of up to XX times the fixed transaction fee may be imposed on purchases or redemptions outside the NSCC’s usual clearing process or for cash.  Investors who use the services of a broker or other such intermediary may pay additional fees for these services.

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The anticipated approximate value of one Creation Unit for the Funds as of the date each Fund is first offered to the public is $XXXXXXX.  More information on the creation and redemption process is included in the SAI.

DISTRIBUTION PLAN

The Fund has adopted a Distribution Plan (the “Plan”) that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services (“Service Providers”). If a Service Provider provides distribution services, the Fund will pay distribution fees to the Distributor at an annual rate not to exceed x.xx% of average daily net assets, pursuant to Rule 12b-1 of the 1940 Act. The Distributor will, in turn, pay the Service Provider out of its fees.

No distribution fees are currently charged to the Fund; there are no plans to impose these fees, and no such fees will be charged prior to [date].  However, in the event that 12b-1 fees are charged in the future, because the Fund pays these fees out of assets on an ongoing basis, over time these fees may cost you more than other types of sales charges and will increase the cost of your investment.

DIVIDENDS AND DISTRIBUTIONS

The Fund pays out dividends to shareholders at least annually.  The Fund distributes its net capital gains, if any, to shareholders annually.

TAX INFORMATION

The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. More information about taxes is located in the SAI. You are urged to consult your tax advisor regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE FUND

The Fund is treated as a separate entity for federal tax purposes, and intends to qualify for the special tax treatment afforded to regulated investment companies. As long as a Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS

•                  Each Fund will, at least annually, distribute substantially all of its net investment income and net capital gains income.

•                  The income dividends and short-term capital gains distributions you receive from the Funds will be taxed as either ordinary income or qualified dividend income.

•                  Dividends that are designated as qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that a Fund receives qualified dividend income and subject to certain limitations.

•                  Long-term capital gains distributions will result from gains on the sale or exchange of capital assets held by a Fund for more than one year. Any long-term capital gains distributions you receive from a Fund are taxable as long-term capital gains regardless of how long you have owned your shares.  Long-term capital gains are currently taxed at a maximum rate of 15%.

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•                  Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

•                  Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares.

•                  Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that is attributable to dividends received by a Fund from U.S. corporations, subject to certain limitations.

•                  Distributions paid in January, but declared by a Fund in October, November or December of the previous year may be taxable to you in the previous year.

•                  The Funds will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

•                  If you hold your shares in a tax-qualified retirement account, you generally will not be subject to federal taxation on Fund distributions until you begin receiving distributions from your retirement account.  You should consult your tax advisor regarding the tax rules that apply to your retirement account.

TAX STATUS OF SHARE TRANSACTIONS

Currently, any capital gain or loss upon a sale of Fund shares is generally treated as a long-term gain or loss if the shares have been held for more than one year and as short-term gain or loss if held for one year or less. Any capital loss on the sale of Fund shares held for six months or less is treated as long-term capital loss to the extent that any capital gain distributions were paid with respect to such shares.  An exchange of a Fund’s shares for shares of another Fund will be treated as a sale of the Fund’s shares and any gain on the transaction may be subject to federal income tax.

STATE TAX CONSIDERATIONS

A Fund is not liable for any income or franchise tax in Delaware as long as it qualifies as a regulated investment company for federal income tax purposes. In addition to federal taxes, distributions by the Funds and ownership of Fund shares may be subject to state and local taxes. You should consult your tax advisor regarding how state and local tax laws affect your investment in Fund shares.

TAXES ON CREATIONS AND REDEMPTIONS OF CREATION UNITS

A person who purchases a Creation Unit by exchanging securities in-kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at the time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid.  A person who redeems Creation Units and receives securities in-kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received.  The Internal Revenue Service, however, may assert that a loss realized upon an in-kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.  Persons effecting in-kind creations or redemptions should consult their own tax advisor with respect to these matters.

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this prospectus.

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DENT TACTICAL ETF

Advisor	AdvisorShares Investments, LLC 3 Bethesda Metro Center, Suite 700 Bethesda, Maryland 20814

Sub-Advisor	HS Dent Investment Management, LLC 15310 Amberly Drive, Suite 165 Tampa, Florida 33647

Distributor	Foreside Fund Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101

Legal Counsel	Morgan, Lewis & Bockius LLP 1111 Pennsylvania Ave, N.W. Washington, D.C. 20004

Administrator & Transfer Agent	The Bank of New York Mellon 101 Barclay Street New York, NY 10286

Custodian	The Bank of New York Mellon 101 Barclay Street New York, NY 10286

ADDITIONAL INFORMATION

Additional and more detailed information about the Fund is included in the SAI dated             , 2009. The SAI has been filed with the SEC and is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus. The SEC maintains the EDGAR database on its web site (“http://www.sec.gov”) that contains the SAI, material incorporated by reference, and other information regarding registrants that file electronically with the SEC. You may also review and copy documents at the SEC Public Reference room in Washington, D.C. (for information on the operation of the Public Reference Room, call 202.551.8090). You may request documents from the SEC by mail, upon payment of a duplication fee, by writing to: U.S. Securities and Exchange Commission, Public Reference Section, Washington, D.C. 20549-0102 or by emailing the SEC at the following address: publicinfo@sec.gov.

You may obtain a copy of the SAI or the Annual or Semi-Annual Reports (once available), without charge by calling 877.843.3831, visiting the web site at advisorshares.com, or writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814. Additional information about the Fund’s investments will be available in the Annual and Semi-Annual Reports. Also, in the Fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

No one has been authorized to give any information or to make any representations not contained in this Prospectus or in the Fund’s SAI in connection with the offering of Fund shares. Do not rely on any such information or representations as having been authorized by the Fund. This Prospectus does not constitute an offering by the Fund in any jurisdiction where such an offering is not lawful.

The Trust’s SEC Investment Company Act File Number  is 811-22110

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STATEMENT OF ADDITIONAL INFORMATION

ADVISORSHARES TRUST

3 Bethesda Metro Center

Suite 700

Bethesda, Maryland  20814

877.843.3831

www.advisorshares.com

AdvisorShares Trust (the “Trust”) is an investment company offering professionally managed investment portfolios. This Statement of Additional Information (“SAI”) relates to shares of the following portfolio (the “Fund”):

(ticker) DENT TACTICAL ETF

This SAI is not a prospectus.  It should be read in conjunction with the Fund’s Prospectus, dated              , 2009 which incorporates this SAI by reference.  Capitalized terms not defined herein are defined in the Prospectus.  Copies of the Fund’s Prospectus are available, without charge, upon request to the Trust at the address above or by telephoning the Trust at the telephone number above.

The date of this SAI is                       , 2009

The information in this SAI is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This SAI is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction in which the offer or sale is not permitted.

GENERAL INFORMATION ABOUT THE TRUST

The Trust, an open-end management investment company, was organized as a Delaware statutory trust on August 1, 2007. The Trust currently consists of one investment portfolio, the Dent Tactical ETF Fund (“Fund”).  All payments received by the Trust for shares of any Fund belong to that Fund.  The Fund has its own assets and liabilities. Additional series and/or classes may be created from time to time.

The shares of the Fund are subject to approval for listing on NYSE Arca, Inc. (“NYSE Arca” or the “Exchange”), subject to notice of issuance. The shares of the Fund described in the Fund’s Prospectus will trade on the Exchange at market prices that may be below, at, or above net asset value (“NAV”) of such Fund.

The Fund offers and issues shares at NAV only in aggregated lots of 25,000 or more shares (each a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for: (i) a basket of equity securities included in its Underlying Index, as defined below, (the “Deposit Securities”); and (ii) an amount of cash (the “Cash Component”). Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a specified cash payment.

The Trust reserves the right to offer an “all cash” option for creations and redemptions of Creation Units for any Fund. In addition, Creation Units may be issued in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain a cash deposit with the Trust at least equal to XX% of the market value of the missing Deposit Securities. In each instance, transaction fees may be imposed that will be higher than the transaction fees associated with traditional in-kind creations or redemptions. In all cases, such fees will be limited in accordance with U.S. Securities and Exchange Commission (“SEC”) requirements applicable to management investment companies offering redeemable securities. See the “Creation and Redemption of Creation Units” section for detailed information.

INVESTMENT POLICIES, TECHNIQUES AND RISK FACTORS

General

The Fund is a “fund of funds,” which means that the Fund seeks to achieve its investment objective by investing primarily in other exchange-traded funds (the “Underlying ETFs”), including shares of certain exchange-traded products that are not registered as investment companies under the Investment Company Act of 1940 (the “1940 Act), instead of in individual securities that track or replicate a specific index.  The Fund charges its own expenses and also indirectly bears a proportionate share of the Underlying ETFs’ expenses.

AdvisorShares Investments, LLC (the “Advisor”) is the Investment Advisor to the Fund.  The day-to-day portfolio management of the Fund is provided by HS Dent Investment Management, LLC, Sub-Advisor to the Fund (the “Sub-Advisor”).  The Sub-Advisor selects a group of Underlying ETFs for the Fund in which to invest pursuant to an “active” management strategy for asset allocation, security selection and portfolio construction.  The Fund allocates its assets among a group of Underlying ETFs in different percentages of stocks, bonds, and cash that seek to achieve a unique investment objective and the Fund will periodically change the composition of its portfolio to best meet its investment objective.  The Fund will attempt to achieve its investment objective by utilizing an “active” management strategy based entirely upon various formulas for asset allocation, security selection and portfolio construction.  The prospectus describes the key features of the Fund, as well as important additional information.

The Fund’s investment objective is long term growth of capital. The investment objective of the Fund is “non-fundamental” and may be changed upon 60 days’ written notice to shareholders.

The Sub-Advisor seeks to achieve the Fund’s investment objective by identifying, through proprietary economic and demographic analysis, the overall trend of the U.S. and global economies, and then implementing investment strategies in asset classes that the Sub-Advisor believes will benefit from these trends.  The Sub-Advisor believes its modeling can accurately forecast economic trends such as gross domestic product (“GDP”) growth and inflation based on its research concerning consumer spending, consumer debt, consumer savings and investment, and technological innovation.  The Sub-Advisor is of the opinion that maximizing investment returns depends on understanding the right balance of asset classes that are favored by different fundamental economic trends and accurately rebalancing the Fund’s investments as the trends emerge.

The Sub-Advisor follows its model to determine how offensive or defensive the Fund portfolio will be, and then selects securities to buy or sell.  Offensive holdings are those that the Sub-Advisor anticipates will appreciate in value.  Defensive positions are those which the Sub-Advisor anticipates will maintain their value, regardless of market conditions or cycles.  The model is objective and the Sub-Advisor applies little subjective judgment in security selection, retention, or sales decisions.

The securities that comprise the Fund’s offensive strategy are selected using the following method:

•      The Sub-Advisor identifies sectors, styles and/or geographic regions it believes are demographically favored based on HS Dent research.

•      Using a proprietary selection process, the Sub-Advisor creates a universe of ETFs that correspond to the favored sectors, styles and/or geographic regions.

•      On a monthly basis, using a proprietary ranking process and objective third party research, the selected ETFs are ranked by the Sub-Advisor according to their relative strength.  The relative strength is gauged by a third party research firm that measures price momentum and similar characteristics in order to determine relative strength.

•      The Sub-Advisor then constructs the Fund portfolio using highly ranked ETFs that meet a minimum relative strength requirement.

When there are not sufficient sectors and/or ETFs that meet the minimum relative strength requirement of the model, the balance of the Fund assets will be allocated to defensive investments such as high quality debt, money market instruments, or other investments as determined by the Sub-Advisor.

While the model is applied monthly, the holdings of the Fund will be reallocated at the Sub-Advisor’s discretion over the course of the month. As a result, the Fund may have a high rate of portfolio turnover.

RISK FACTORS

Borrowing

While the Fund does not anticipate doing so, the Fund may borrow money for investment purposes. Borrowing for investment is one form of leveraging.  Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk, but also increases investment opportunity. Since substantially all of a Fund’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the NAV of the Fund will increase more when the Fund’s portfolio assets increase in value and decrease more when the Fund’s portfolio assets decrease in value than would otherwise be the case.  Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a Fund might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.  The Fund intends to use leverage during periods when the Sub-Advisor believes that the respective Fund’s investment objective would be furthered.

The Fund may also borrow money to facilitate management of the Fund’s portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio instruments would be inconvenient or disadvantageous.  Such borrowing is not for investment purposes and will be repaid by the borrowing Fund promptly. As required by the Investment Company Act of 1940, as amended (the “1940 Act”), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of a Fund’s assets should fail to meet this 300% coverage test, a Fund, within three days (not including Sundays and holidays), will reduce the amount of a Fund’s borrowings to the extent necessary to meet this 300% coverage.  Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of a Fund’s total assets. Borrowings for extraordinary or emergency purposes are not subject to the foregoing 300% asset coverage requirement.  The Fund is authorized to pledge portfolio securities as the Sub-Advisor deems appropriate in connection with any borrowings for extraordinary or emergency purposes.

Equity Securities

The Fund and the Underlying ETFs may invest in equity securities.  Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the NAV of the Fund to fluctuate. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below.

•      Common Stock.  Common stock represents an equity or ownership interest in an issuer.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

•      Preferred Stock.  Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends.  In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

•      Warrants.  Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time.  Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security.  The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company.  A warrant ceases to have value if it is not exercised prior to its expiration date.  These factors can make warrants more speculative than other types of investments.

•      Convertible Securities.  Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio.  A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue.  If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities.  Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks.  Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

•      Master Limited Partnerships (“MLPs”).  MLPs are limited partnerships in which the ownership units are publicly traded.  MLP units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market.  MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects.  Generally, a MLP is operated under the supervision of one or more managing general partners.  Limited partners are not involved in the day-to-day management of the partnership.

The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation.  For example, state law governing partnerships is often less restrictive than state law governing corporations.  Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation.  Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Futures and Options Transactions

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission (“CFTC”). The Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.  To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 under the Commodity Exchange Act (“CEA”). The Trust, on behalf of all of its series, including the Fund, has filed a notice of eligibility for exclusion from the definition of the term “commodity pool operator” in accordance with Rule 4.5 and therefore, the Fund is not subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. If a Fund continues to engage in the described securities trading practices and properly segregates assets, the segregated account will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio securities.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, a Fund will maintain, in a segregated account, cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Sub-Advisor’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Options. The Fund may purchase and write put and call options on indices and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

All options written on indices or securities must be covered. When a Fund writes an option on a security, on an index or a foreign currency, it will establish a segregated account containing cash or liquid securities in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

The Fund may trade put and call options on securities, securities indices and currencies, as the Investment Sub-Advisor determines is appropriate in seeking a Fund’s investment objective, and except as restricted by a Fund’s investment limitations.  See “Investment Restrictions.”

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

The Fund may purchase put and call options on securities to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that a Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium; therefore, if price movements in the underlying securities are such that exercise of the options would not be profitable for a Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s securities or by a decrease in the cost of acquisition of securities by the Fund.

A Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which a Fund is the writer is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which a Fund is the writer is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. OTC options differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

Illiquid Securities

While the Fund does not anticipate doing so, the Fund may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but which can be offered and sold to “qualified institutional buyers” under Rule 144A under the 1933 Act.  A Fund will not invest more than 15% of the Fund’s net assets in illiquid securities.  If the percentage of a Fund’s net assets invested in illiquid securities exceeds 15% due to market activity, the Fund will take appropriate measures to reduce its holdings of illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities.  Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased OTC options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws.  A Fund may not be able to sell illiquid securities when the Sub-Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid.  In addition, the sale of illiquid securities also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are not illiquid.  Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in illiquid securities may have an adverse impact on NAV.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a “safe harbor” from 1933 Act registration requirements for qualifying sales to institutional investors.  When Rule 144A restricted securities present an attractive investment opportunity and meet other selection criteria, a Fund may make such investments whether or not such securities are “illiquid” depending on the market that exists for the particular security.  The board of trustees of the Trust (the “Board”) has delegated the responsibility for determining the liquidity of Rule 144A restricted securities, which may be invested in by a Fund, to the Sub-Advisor.

Lending of Portfolio Securities

The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of a Fund (including the loan collateral). No Fund will lend portfolio securities to the Advisor, Sub-Advisor, or affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. Government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund’s securities lending agent. By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. Government securities or letters of credit are used as collateral.

The Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund’s administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. The Board has adopted procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

Portfolio Turnover

Portfolio turnover may vary from year to year, as well as within a year. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses which would be borne by the Fund. In addition, a Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. Because The Fund’s portfolio turnover rate, to a great extent, will depend on the creation and redemption activity of investors, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future.  However, the Trust expects that the portfolio turnover experienced by the Fund will be substantial.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or of the securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with a remaining maturity of less than one-year are excluded from the calculation of the portfolio turnover rate.  Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Fund invests since such contracts generally have a remaining maturity of less than one-year.

Repurchase Agreements

The Fund may enter into repurchase agreements with financial institutions.  The Fund follows certain procedures designed to minimize the risks inherent in such agreements.  These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition will be continually monitored by the Sub-Advisor.  In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of a Fund’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss.  It is the current policy of The Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by a Fund, amounts to more than 15% of the Fund’s net assets.  The investments of a Fund in repurchase agreements, at times, may be substantial when, in the view of the Sub-Advisor, liquidity or other considerations so warrant.

Reverse Repurchase Agreements

A Fund may use reverse repurchase agreements as part of the Fund’s investment strategy.  Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price.  Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund will be able to keep the interest income associated with those portfolio securities.  Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise.  Opportunities to achieve this advantage may not always be available, and a Fund intends to use the reverse repurchase technique only when this will be advantageous to the Fund.  A Fund will establish a segregated account with the Trust’s custodian bank in which the Fund will maintain cash or cash equivalents or other portfolio securities equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Stock Index Futures Contracts

The Fund may buy and sell stock index futures contracts with respect to any stock index traded on a recognized stock exchange or board of trade.  A stock index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made.  The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place.  Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract.

At the time a Fund purchases a futures contract, an amount of cash, U.S. Government securities or other liquid securities equal to the market value of the futures contract will be deposited in a segregated account with the Fund’s custodian.  When writing a futures contract, a Fund will maintain with its custodian liquid assets that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract.  Alternatively, a Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).

Swap Agreements

The Fund may enter into swap agreements, including, but not limited to, equity index swaps and interest rate swap agreements. A Fund may utilize swap agreements in an attempt to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor;” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for a Fund’s illiquid investment limitations.  No Fund will enter into any swap agreement unless the Sub-Advisor believes that the other party to the transaction is creditworthy.  A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counterparty will generally agree to pay a Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to a Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.

Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make.  If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate NAV at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Sub-Advisor believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation.  As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market.  The Sub-Advisor, under the supervision of the Advisor and the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of swap agreements is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

U.S. Government Securities

The Fund may make short-term investments in U.S. Government securities. Securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. Government securities are issued or guaranteed by agencies or instrumentalities of the U.S. Government including, but not limited to, obligations of U.S. Government agencies or instrumentalities such as Fannie Mae, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, and the National Credit Union Administration.

Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including, for example, the Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies, such as those securities issued by Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury, while the U.S. Government provides financial support to such U.S. Government-sponsored federal agencies, no assurance can be given that the U.S. Government will always do so, since the U.S. Government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

When-Issued and Delayed-Delivery Securities

The Fund, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction).  These securities are subject to market fluctuation and no interest accrues to the purchaser during this period.  At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV.  A Fund will not purchase securities on a when-issued or delayed-delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested.  At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.  The Fund will also establish a segregated account with the Fund’s custodian bank in which the Fund will maintain cash or liquid securities equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.  The Trust does not believe that a Fund’s NAV or income will be adversely affected by the Fund’s purchase of securities on a when-issued or delayed-delivery basis.

Zero Coupon Bonds

The Fund may invest in U.S. Treasury zero-coupon bonds.  These securities are U.S. Treasury bonds which have been stripped of their unmatured interest coupons, the coupons themselves, and receipts or certificates representing interests in such stripped debt obligations and coupons.  Interest is not paid in cash during the term of these securities, but is accrued and paid at maturity.  Such obligations have greater price volatility than coupon obligations and other normal interest-paying securities, and the value of zero coupon securities reacts more quickly to changes in interest rates than do coupon bonds.  Since dividend income is accrued throughout the term of the zero coupon obligation, but is not actually received until maturity, the Fund may have to sell other securities to pay said accrued dividends prior to maturity of the zero coupon obligation.  Unlike regular U.S. Treasury bonds which pay semi-annual interest, U.S. Treasury zero coupon bonds do not generate semi-annual coupon payments.  Instead, zero coupon bonds are purchased at a substantial discount from the maturity value of such securities, the discount reflecting the current value of the deferred interest; this discount is amortized as interest income over the life of the security, and is taxable even though there is no cash return until maturity.  Zero coupon U.S. Treasury issues originally were created by government bond dealers who bought U.S. Treasury bonds and issued receipts representing an ownership interest in the interest coupons or in the principal portion of the bonds.  Subsequently, the U.S. Treasury began directly issuing zero coupon bonds with the introduction of “Separate Trading of Registered Interest and Principal of Securities” (or “STRIPS”).  While zero coupon bonds eliminate the reinvestment risk of regular coupon issues, that is, the risk of subsequently investing the periodic interest payments at a lower rate than that of the security held, zero coupon bonds fluctuate much more sharply than regular coupon-bearing bonds.  Thus, when interest rates rise, the value of zero coupon bonds will decrease to a greater extent than will the value of regular bonds having the same interest rate.

Temporary Defensive Positions

To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  The Fund may be invested in these instruments for extended periods, depending on the Sub-Advisor’s assessment of market conditions.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements.  While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited.  Furthermore, to the extent that the Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro-rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

INVESTMENT RESTRICTIONS

Fundamental Policies

The following investment limitations (and those set forth in the Prospectus) are fundamental policies of the Fund which cannot be changed without the consent of the holders of a majority of that Fund’s outstanding shares.  The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of that Fund are present or represented by proxy, or (ii) more than 50% of that Fund’s outstanding shares, whichever is less.

Fundamental Policies of the Fund

In addition to the limits disclosed above and the investment limitations described in the Prospectus, the Fund is subject to the following investment limitations that are fundamental policies and may not be changed without the vote of a majority of the outstanding voting securities of the applicable fund. Under the 1940 Act, a “vote of a majority of the outstanding voting securities” of a fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the fund or (2) 67% or more of the shares present at a shareholders meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

Borrowing. The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Commodities. The Fund may not purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Diversification. With respect to 75% of its total assets, (i) purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer; or (ii) acquire more than 10% of the outstanding voting securities of any one issuer.

Concentration. Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries, provided that this limitation does not apply to investments in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or shares of investment companies.

Loans, Repurchase Agreements and Loans of Portfolio Securities. The Fund may make loans only as permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Real Estate. The Fund may not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, and (b) invest in securities or other instruments issued by issuers that invest in real estate.

Senior Securities. The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

Underwriting. The Fund may not underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the disposition of restricted securities or in connection with investments in other investment companies.

Non-Fundamental Policies

The following investment limitations are non-fundamental policies of the Fund and may be changed with respect to the Fund by the Board.

The Fund may not purchase or hold illiquid securities if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

CONTINUOUS OFFERING

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor (as defined below), breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters,” but are effecting transactions in shares, whether or not participating in the distribution of shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus-delivery obligation with respect to shares are reminded that, under Rule 153 of the 1933 Act, a prospectus-delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on an exchange is satisfied by the fact that the prospectus is available at the exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in the Fund is contained in the Prospectus. The discussion below supplements, and should be read in conjunction with, such sections of the Prospectus.

Shares of the Fund are listed and traded on the Exchange.  The shares of The Fund will trade on the Exchange at prices that may differ to some degree from a Fund’s NAV.  There can be no assurance that the requirements of the Exchange necessary to maintain the listing of shares will continue to be met.  The Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) following the initial 12-month period beginning at the commencement of trading of the Fund, there are fewer than [        ] beneficial owners of the shares of the Fund for [          ] or more consecutive trading days; or (ii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other stocks traded on the Exchange, broker’s commissions on purchases or sales of shares in market transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of a Fund.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Brokerage Transactions.  Generally, equity securities are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, a Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When a Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Sub-Advisor may place a combined order, often referred to as “bunching,” for two or more accounts it manages, including the Fund, engaged in the purchase or sale of the same security or other instrument if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or Fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or a Fund may obtain, it is the opinion of the Sub-Advisor, the Advisor, and the Trust’s Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. In addition, in some instances a Fund effecting the larger portion of a combined order may not benefit to the same extent as participants effecting smaller portions of the combined order.  Nonetheless, the Sub-Advisor and Advisor believe that the ability of a Fund to participate in higher volume transactions will generally be beneficial to the Fund.

Brokerage Selection.  The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Sub-Advisor may select a broker based upon brokerage or research services provided to the Sub-Advisor.  The Sub-Advisor may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934, as amended, permits the Sub-Advisor, under certain circumstances, to cause the Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Sub-Advisor may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody).  In the case of research services, the Sub-Advisor believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments.  Examples of research-oriented services for which the Sub-Advisor might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Sub-Advisor may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services.  Information so received by the Sub-Advisor will be in addition to and not in lieu of the services required to be performed by the Fund’s Sub-Advisor under the Advisory Agreement.  Any advisory or other fees paid to the Sub-Advisor are not reduced as a result of the receipt of research services.

In some cases the Sub-Advisor may receive a service from a broker that has both a “research” and a “non-research” use.  When this occurs, the Sub-Advisor makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service.  The percentage of the service that is used for research purposes may be paid for with client commissions, while the Sub-Advisor will use its own funds to pay for the percentage of the service that is used for non-research purposes.  In making this good faith allocation, the Sub-Advisor faces a potential conflict of interest, but the Sub-Advisor believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, a Fund may purchase new issues of securities for clients in a fixed price offering.  In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Sub-Advisor with research services.  The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances.  Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions.  These arrangements may not fall within the safe harbor of Section 28(e).

Brokerage with Fund Affiliates. The Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of the Fund, the Advisor, the Sub-Advisor, or the Distributor for a commission in conformity with the 1940 Act, the Exchange Act and rules promulgated by the SEC. Under the 1940 Act and the Exchange Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed “usual and customary” brokerage commissions. The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Board, including those who are not “interested persons” of the Fund, has adopted procedures for evaluating the reasonableness of commissions paid to affiliates and reviews these procedures periodically.

Securities of “Regular Broker-Dealers.”  The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Fund may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or  (iii) sold the largest dollar amounts of the Trust’s shares.  Since the Fund has not yet commenced operations, as of                                  the Fund did not hold any securities of its “regular brokers and dealers.”

MANAGEMENT OF THE TRUST

Board Responsibilities. The management and affairs of the Trust are supervised by the Board under the laws of the State of Delaware. The Board has approved contracts, as described below, under which certain companies provide essential management services to the Trust.

Members of the Board and Officers of the Trust.  Set forth below are the names, ages, position with the Trust, term of office, and the principal occupations for a minimum of the last five years of each of the persons currently serving as members of the Board and as Executive Officers of the Trust.  Also included below is the term of office for each of the Executive Officers of the Trust.  The members of the Board serve as Trustees for the life of the Trust or until retirement, removal, or their office is terminated pursuant to the Trust’s Declaration of Trust.

Name, Address and Age of Trustee/Officer	Position(s) Held with the Trust, Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Officer	Other Directorships Held by Trustee

Noah Hamman	Interested Trustee, CEO	Founder of AdvisorShares Investments, LLC; President, CEO of Arrow Investment Advisors, LLC; Vice-President - Business Development of Rydex Investments	1	None

Paul Aaronson	Independent Trustee	Managing Member of Stone Keep Capital Management, LLC; President of Scaroon Associates, LLC; CEO of PlusFunds Group, Inc; Executive Managing Director of Standard & Poor’s	1
	Independent Trustee

Dan Ahrens	Chief Compliance Officer	Executive Vice President of AdvisorShares Investments, LLC; President of Ahrens Advisors, LP; President of Mutuals Advisors, Inc & Mutuals.com Funds	1	NA
	Officer
	Officer

Board Standing Committees.  The Board has established the following standing committees:

Audit Committee.  The Board has a standing Audit Committee that is composed of each of the independent Board members of the Trust.  The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust’s independent registered public accounting firm and whether to terminate this relationship; reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; serving as a channel of communication between the independent registered public accounting firm and the Board; reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, if any, reports submitted to the Committee by the Trust’s service providers that are material to the Trust as a whole, and management’s responses to any such reports; reviewing the Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; considering, in consultation with the independent registered public accounting firm and the Trust’s senior internal accounting executive, the independent registered public accounting firm’s report on the adequacy of the Trust’s internal financial controls; reviewing, in consultation with the Trust’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements; and other audit related matters.  Each Independent Trustee serves as a member of the Audit Committee. The Audit will meet periodically as necessary.

Nominating Committee.  The Board has a standing Nominating Committee that is composed of each of the independent trustees of the Trust.  The Nominating Committee operates under a written charter approved by the Board.  The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies, if any, on the Trust’s Board.  The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Exchange Act in conjunction with a shareholder meeting to consider the election of Board members.  The Nominating Committee also reviews the compensation for the Board members.  Each Independent Trustee serves as a member of the Nominating Committee. The Nominating Committee will meet periodically as necessary.

Fund Shares Owned by Board Members.  The following table shows the dollar amount range of each Trustee’s “beneficial ownership” of shares of the Fund and all AdvisorShares Funds as of the end of the most recently completed calendar year. As the Fund is new, none of the Trustees beneficially own shares of the Fund as of                               . Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

Name	Fund Name	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares in All AdvisorShares Funds Overseen by Trustee

Board Compensation. — The following table sets forth the estimated compensation that will be paid by the Trust for the fiscal year ending                                     . Prior to the Trust’s commencement of operations no Trustee was compensated.

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued as Part of Trust’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex
Interested Trustees

Independent Trustees

Code of Ethics

The Board, on behalf of the Trust,  has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, Sub-Advisor and Distributor have adopted a Code of Ethics pursuant to Rule 17j-1.  These Codes of Ethics (each a “Code of Ethics” and together the “Codes of Ethics”) apply to the personal investing activities of trustees, directors, officers and certain employees (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in private placements and are prohibited from investing in IPOs.  Copies of the Codes of Ethics are on file with the SEC, and are available to the public.

Proxy Voting

The Board has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Sub-Advisor. The Sub-Advisor will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this SAI. The Board will periodically review the Fund’s proxy voting record.

The Trust will annually disclose its complete proxy voting record on Form N-PX.  The Trust’s most recent Form N-PX will be available without charge, upon request by calling 877.843.3831 or by writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814. The Trust’s Form N-PX will also be available on the SEC’s web site at www.sec.gov.

The Advisory Agreement

Under an investment advisory agreement with the Advisor, dated                              the Advisor serves as the investment advisor for the Trust and provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to direction and control of the Board and the officers of the Trust. The Advisor is a newly registered investment adviser and has not previously managed a registered fund.

Pursuant to the advisory agreement, the Advisor is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.  For its investment management services, the Fund pay the Advisor the following fees at an annual rate based on the average daily net assets for the Fund.

Fund
Dent Tactical ETF	X.XX	%

AdvisorShares Investments, LLC (the Advisor), is located at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814.  The Advisor is a Delaware limited liability company organized on October 12, 2006. The membership units are owned and controlled by Wilson Lane Group, LLC (which is controlled by Noah Hamman), and by Fund.com, Inc.

The Advisor manages the investment and the reinvestment of the assets of the Fund, in accordance with the investment objectives, policies, and limitations of the Fund, subject to the general supervision and control of the Board and the officers of the Trust.  The Advisor bears all costs associated with providing these advisory services and the expenses of the member of the Board who are affiliated with or interested persons of the Advisor.  The Advisor, from its own resources, including profits from advisory fees received from the Fund, provided such fees are legitimate and not excessive, may make payments to broker-dealers and other financial institutions for their expenses in connection with the distribution of Fund shares, and otherwise currently pay all distribution costs for Fund shares. The Advisor may from time to time reimburse certain expenses of a Fund in order to limit the Fund’s operating expenses as described in the Prospectus.

Sub-Advisory Agreement with the Trust.  The Trust, the Sub-Advisor and the Advisor have entered into investment a sub-advisory agreement (each, a “Sub-Advisory Agreement,” collectively, the “Sub-Advisory Agreements”). Under the Sub-Advisory Agreement, the Sub-Advisor serves as the investment advisor for the Fund, makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Advisor and the Board. After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the respective Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Sub-Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to the Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Sub-Advisor, or by the Sub-Advisor on 90 days’ written notice to the Trust. The Sub-Advisory Agreement provide that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder.

Sub-Advisory Fees Paid to the Sub-Advisor.  For its services under the Sub-Advisory Agreement, HS Dent Investment Management LLC is entitled to a fee, which is calculated daily and paid monthly, by the Advisor, at an annual rate based approximately on the portion of assets of the Fund allocated to the Sub-Advisor by the Advisor as follows:

Fund
Dent Tactical ETF	X.XX	%

The Fund is newly organized and as of                              the Investment Advisor and Sub-Advisor have not yet received fees under any Investment Advisory or Sub-Advisory Agreements.

Factors considered by the Board in the approval or renewal of Investment Advisory Agreements and Investment Sub-Advisory Agreements will be included in the Annual Report to Fund shareholders

Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Accounts Managed by Portfolio Managers. Including the Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Harry S. Dent
Rodney Johnson

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Sub-Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation. Mr. Dent and Mr. Johnson are both equity owners of the Sub-Advisor and therefore are able to receive distributions based on the Sub-Advisor’s profitability.  They do not receive a salary or bonus or other type of compensation directly from the HS Dent Investment Management LLC.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Fund. Dollar amount ranges disclosed are established by the SEC. “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the Exchange Act.  Since the Fund is newly organized, the portfolio managers do not own shares of the Fund as of the date of this SAI.

Portfolio Manager	Fund Name	Dollar Range of Fund Shares
Harry S. Dent
Rodney Johnson

Administration, Custody and Transfer Agency Agreements

The Bank of New York Mellon (the “Administrator”) serves as Administrator, Custodian and Transfer Agent for the Fund.  Its principal address is 101 Barclay Street, New York, NY 10286. Under an Administration Agreement with the Trust, the Administrator provides necessary administrative and accounting services for the maintenance and operations of the Trust and the Fund. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such services.  Under a Custodian Agreement with the Trust, the Administrator maintains in separate accounts cash, securities and other assets of the Trust and the Fund, keeps all necessary accounts and records, and provides other services. The Administrator is required, upon the order of the Trust, to deliver securities held by the Custodian and to make payments for securities purchased by the Trust for the Fund.  Pursuant to a Transfer Agency and Service Agreement with the Trust, the Administrator acts as a transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust.

Distribution

Distributor. Foreside Fund Services, LLC (the “Distributor”) is the principal underwriter and distributor of shares of the Trust.  Its principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101.  The Distributor has entered into agreement with the Trust pursuant to which it distributes shares of the Fund (the “Distribution Agreement”).  The Distributor continually distributes shares of the Fund on a best effort basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distribution Agreement will continue for two years from its effective date and is renewable annually.  Shares are continuously offered for sale by the Fund through the Distributor only in Creation Units, as described in the Prospectus.  Shares in less than Creation Units are not distributed by the Distributor.  The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor, its affiliates and officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust or its Fund.  The Distributor is not affiliated with the Trust, the Investment Advisor, Sub-Advisor, or any stock exchange.

The Distribution Agreement for the Fund will provide that it may be terminated at any time, without the payment of any penalty, on at least sixty (60) days prior written notice to the other party (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund.  The Distribution Agreement will terminate automatically in the event of its “assignment” (as defined in the 1940 Act).

Distribution Plan.  The Fund has adopted a Distribution Plan applicable to the shares.  Under the Distribution Plan, the Distributor, or designated Service Providers, may receive up to XX% of a Fund’s assets attributable to shares as compensation for distribution services pursuant to Rule 12b-1 of the 1940 Act. Distribution services may include: (i) services in connection with distribution assistance, or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers, mutual fund “supermarkets” and the Distributor’s affiliates and subsidiaries, as compensation for services or reimbursement of expenses incurred in connection with distribution assistance. The Distributor may, at its discretion, retain a portion of such payments to compensate itself for distribution services and distribution related expenses such as the costs of preparation, printing, mailing or otherwise disseminating sales literature, advertising, and prospectuses (other than those furnished to current shareholders of the Fund), promotional and incentive programs, and such other marketing expenses that the Distributor may incur.

As of                       , the Fund has not yet commenced operations and therefore did not pay the Distributor any fees for services provided pursuant to the terms of the Distribution Plan including: advertising, printing and mailing of prospectuses to other than current shareholders; compensation to underwriters; compensation to broker-dealers; compensation to sales personnel; interest, carrying, or other financing charges.

Costs and Expenses.  The Fund bears all expenses of its operation other than those assumed by the Advisor or Sub-Advisor. Fund expenses include: interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, distribution fees and extraordinary expenses.

BOOK ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

DTC Acts as securities depository for the Fund’s shares.  Shares of the Fund are represented by securities registered in the name of DTC or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of any Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

CREATION AND REDEMPTION OF CREATION UNITS

Creation

The Trust issues and sells shares of a Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at their NAV next determined after receipt, on any Business Day (as defined below), for an order received in proper form.

A “Business Day” with respect to the Fund is any day on which the NYSE is open for business. As of the date of the Prospectus, the NYSE observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day (Washington’s Birthday), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Fund Deposit.  The consideration for purchase of a Creation Unit of a Fund generally consists of an in-kind deposit of a designated portfolio of equity securities — the “Deposit Securities” — per each Creation Unit constituting a substantial replication, or a representation, of the stocks included in the Fund’s Underlying Index and an amount of cash — the Cash Component — computed as described below. Together, the Deposit Securities and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund. The Cash Component is an amount equal to the difference between the NAV of the shares (per Creation Unit) and the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the market value of the Deposit Securities), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the market value of the Deposit Securities), the Cash Component shall be such negative amount and the creator will be entitled to receive cash from a Fund in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the market value of the Deposit Securities.

The Custodian, through the National Securities Clearing Corporation (“NSCC”) (discussed below), makes available on each Business Day, immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund. Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Advisor with a view to the investment objective of a Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the Component Stocks of the Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash — i.e., a “cash in lieu” amount — to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for transfer through the Clearing Process (discussed below), or which may not be eligible for trading by an authorized Participant (as defined below) or the investor for which it is acting. Brokerage commissions incurred in connection with acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will be at the expense of a Fund and will affect the value of the shares; but the Advisor, subject to the approval of the Board, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes, known to the Advisor on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Index being tracked by a Fund or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding share of a Fund.

Procedures for Creation of Creation Units.  To be eligible to place orders with the Distributor to create a Creation Unit of a Fund, an entity must be (i) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”), and, in each case, must have executed an agreement with the Trust, the Distributor and the Transfer Agent with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement with the Fund. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Units must be placed for one or more Creation Unit size aggregations of shares (25,000 in the case of the Fund). All orders to create Creation Units, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the close of the regular trading session on the NYSE (ordinarily 4:00 p.m. Eastern time) (“Closing Time”), if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by telephone, facsimile or other transmission method permitted under the Participant Agreement, on the date such order is placed in order for the creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date after receipt of the order in proper form. The date on which an order to create Creation Units (or an order to redeem Creation Units as discussed below) is placed is referred to as the “Transmittal Date”. Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see “Placement of Creation Orders Using Clearing Process” and “Placement of Creation Orders Outside Clearing Process”). Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor or an Authorized Participant.

Orders to create Creation Units of a Fund shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, i.e., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of a Fund have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Units through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using the Clearing Process.  The Clearing Process is the process of creating or redeeming Creation Units through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Transfer Agent to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time, if transmitted by mail, or 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside the Clearing Process.  Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement with the Trust, the Distributor and the Transfer Agent. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. A Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the requisite Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of a Fund. The delivery of Creation Units of the Fund so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) XX% of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 3:00 p.m. or 4:00 p.m., Eastern time, as applicable, on such date and federal funds in the appropriate amount are deposited with the Trust’s Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 3:00 or 4:00 p.m., or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be rejected and the investor shall be liable to the Trust for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to XX% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a mark to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing

Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee will be charged in all cases. The delivery of Creation Units of the Fund so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Units.  The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of the Fund if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own XX% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as disseminated through the facilities of the Exchange for that date by the Custodian, as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to a Fund; (e) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Advisor, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Advisor make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Advisor, the Distributor, DTC, NSCC or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in creation transactions through the Clearing Process, investors will be required to pay a fixed creation transaction fee, assessed per transaction, as follows:

Fund	Creation Transaction Fee

An additional charge of up to four (X) times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for (i) creations effected outside the Clearing Process; and (ii) cash creations or partial cash creations (when cash creations are available) to offset the Trust’s brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a creation of a Creation Unit may be charged a fee for such services.

Redemption

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than  Creation Units. Beneficial Owners must accumulate enough shares in the secondary market to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to the Fund, the Custodian, through the NSCC, makes available immediately prior to the opening of business on the New York Stock Exchange (currently 9:30 am, Eastern time) on each Business Day, the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to creations of Creation Units.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities —  as announced by the Custodian on the Business Day of the request for redemption received in proper form — plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee described below in the section entitled “Redemption Transaction Fee”. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder.

Placement of Redemption Orders Using Clearing Process.  Orders to redeem Creation Units through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by a Fund after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third (3rd) NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process.  Orders to redeem Creation Units outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order to redeem Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, if transmitted by mail, or by 3:00 p.m. Eastern Time, if transmitted by other means, on such Transmittal Date; (ii) such order is accompanied or proceeded by the requisite number of shares of a Fund and the Cash Redemption Amount specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. and 2:00 p.m., respectively, Eastern time, on the next Business Day following such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Custodian according to the procedures set forth under “Determination of Net

Asset Value” computed on the Business Day on which a redemption order is deemed received by the Transfer Agent. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time if transmitted by mail, or by 3:00 p.m. if transmitted by other means on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either (1) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time as described above on the next Business Day following the Transmittal Date or (2) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Transfer Agent, i.e., the Business Day on which the shares of a Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash which the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its shares based on the NAV of shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). The Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities which differs from the exact composition of the Fund Securities but does not differ in NAV.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund (1) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the NYSE is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of a Fund or determination of the shares’ NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Redemption Transaction Fee.  To compensate the Trust for transfer and other transaction costs involved in redemption transactions through the Clearing Process, investors will be required to pay a fixed redemption transaction fee, assessed per transaction as follows:

Fund	Creation Transaction Fee

An additional charge of up to four (X) times the fixed transaction fee may be imposed for (i) redemptions effected outside the Clearing Process; and (ii) cash redemptions or partial cash redemptions (when cash redemptions are available).

The Fund, subject to approval by the Board, may adjust the fee from time to time based upon actual experience. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit may be charged a fee for such services.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Calculating NAV.”

The NAV per share of a Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management, administration and distribution fees, are accrued daily and taken into account for purposes of determining NAV. The NAV of per share for a Fund is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

In computing a Fund’s NAV, the Fund’s securities holdings are valued based on their last quoted current price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an OTC market are valued at the latest quoted sales price on the primary exchange or national securities market on which such securities are traded.  Securities not listed on an exchange or national securities market, or securities in which there was no last reported sales price, are valued at the most recent bid price.  Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith by the Sub-Advisor in accordance with procedures adopted by the Board.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Dividends and Distributions

The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Shareholder Information.”

General Policies.  Dividends from net investment income, if any, are declared and paid at least annually by the Fund. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Fund. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of a Fund as a Regulated Investment Company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”), or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service.  No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of a Fund purchased in the secondary market.

Federal Income Taxes

The following is only a summary of certain additional federal income tax considerations generally affecting the Fund and their shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the federal, state, local or foreign tax treatment of the Fund or their shareholders, and the discussion here and in the Prospectus is not intended to be a substitute for careful tax planning.

The following general discussion of certain federal income tax consequences is based on provisions of the Code and the regulations issued thereunder as in effect on the date of this SAI.  New legislation, as well as administrative changes or court decisions, may significantly change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

Regulated Investment Company (RIC) Status

The Fund will seek to qualify for treatment as a RIC under the Code.  Provided that for each tax year the Fund: (i) meets the requirements to be treated as a RIC (as discussed below); and (ii) distributes at least 90% of the Fund’s net investment income for such year (including, for this purpose, the excess of net realized short-term capital gains over net long-term capital losses), the Fund itself will not be subject to federal income taxes to the extent the Fund’s net investment income and the Fund’s net realized capital gains, if any, are distributed to the Fund’s shareholders. One of several requirements for RIC qualification is that a Fund must receive at least 90% of the Fund’s gross income each year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to the Fund’s investments in stock, securities, foreign currencies and net income from an interest in a qualified publicly traded partnership (the “90% Test”). A second requirement for qualification as a RIC is that a Fund must diversify its holdings so that, at the end of each fiscal quarter of the Fund’s taxable year: (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, securities of other RICs, and other securities, with these other securities limited, in respect to any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets or 10% of the outstanding voting securities of such issuer; and (b) not more than 25% of the value of its total assets are invested in the securities (other than U.S. Government securities or securities of other RICs) of any one issuer or two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnership (the “Asset Test”).

In the event of a failure by a Fund to qualify as a RIC, the Fund’s distributions, to the extent such distributions are derived from the Fund’s current or accumulated earnings and profits, would constitute dividends that would be taxable to the shareholders of the Fund as ordinary income and would be eligible for the dividends received deduction for corporate shareholders and as qualified dividend income for individual shareholders, subject to certain limitations.  This treatment would also apply to any portion of the distributions that might have been treated in the shareholder’s hands as long-term capital gains, as discussed below, had a Fund qualified as a RIC. The Board reserves the right not to maintain the qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders. If a Fund determines that it will not qualify as a RIC under Subchapter M of the Code, the Fund will establish procedures to reflect the anticipated tax liability in the Fund’s NAV.

The Fund will generally be subject to a nondeductible 4% federal excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for the year and 98% of its capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.  The Fund intends to make sufficient distributions, or deemed distributions, to avoid imposition of the excise tax, but can make no assurances that all such tax liability will be eliminated.

The Fund intends to distribute substantially all its net investment income and net realized capital gains to shareholders, at least annually. The distribution of net investment income and net realized capital gains will be taxable to Fund shareholders regardless of whether the shareholder elects to receive these distributions in cash or in additional shares. All or a portion of the net investment income distributions may be treated as qualified dividend income (eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets)) to the extent that a Fund receives qualified dividend income.  Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (i.e., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States).

In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to the dividend paying stocks in its portfolio, and the shareholder must meet holding period and other requirements with respect to the Fund’s shares.  Distributions reported to Fund shareholders as long-term capital gains shall be taxable as such (currently at a maximum rate of 15%), regardless of how long the shareholder has owned the shares.  A Fund’s shareholders will be notified annually by the Fund as to the federal tax status of all distributions made by the Fund.  Distributions may be subject to state and local taxes.

Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2010.

Shareholders who have not held Fund shares for a full year should be aware that the Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in the Fund.

If a Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in a Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold.

Sales and redemptions of Fund shares are generally taxable transactions for federal and state income tax purposes. In general, if you hold your shares as a capital asset, gain or loss realized will be capital in nature and will be classified as long-term or short-term, depending on the length of the time shares have been held.

All or a portion of any loss realized upon the sale or redemption of Fund shares will be disallowed to the extent that others shares in a Fund are purchased (through reinvestment of dividends or otherwise) within 30 days before or after a share redemption.  Any loss disallowed under these rules will be added to the tax basis in the newly purchased shares.  In addition, any loss realized by a shareholder on the disposition of shares held for six months or less is treated as a long-term capital loss to the extent of any distributions of any net long-term capital gains received by the shareholder with respect to such shares.

Options, Swaps and Other Complex Securities

The Fund may invest in complex securities such as equity options, index options, repurchase agreements, foreign currency contracts, hedges and swaps, and futures contracts.  These investments may be subject to numerous special and complex tax rules.  These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to the Fund and/or defer the Fund’s ability to recognize losses.  In turn, those rules may affect the amount, timing or character of the income distributed by a Fund.  The Fund may be subject to foreign withholding taxes on income they may earn from investing in foreign securities, which may reduce the return on such investments.

A Fund’s transactions in options, under some circumstances, could preclude the Fund’s qualifying for the special tax treatment available to investment companies meeting the requirements to be treated as a RIC under

Subchapter M of the Code.  However, it is the intention of the Fund’s portfolio management to limit gains from such investments to less than 10% of the gross income of the Fund during any fiscal year in order to maintain this qualification.

With respect to investments in zero coupon securities which are sold at original issue discount and thus do not make periodic cash interest payments, a Fund will be required to include as part of its current income the imputed interest on such obligations even though the Fund has not received any interest payments on such obligations during that period.  Because the Fund distributes all of its net investment income to its shareholders, a Fund may have to sell Fund securities to distribute such imputed income which may occur at a time when the Sub-Advisor would not have chosen to sell such securities and which may result in taxable gain or loss.

Back-Up Withholding

In certain cases a Fund will be required to withhold and remit to the U.S. Treasury an amount equal to the applicable back-up withholding rate applied to reportable taxable dividends and distributions, as well as the proceeds of any redemptions of Fund shares, paid to a shareholder who:  (1) has failed to provide a correct taxpayer identification number (usually the shareholder’s social security number); (2) is subject to back-up withholding by the Internal Revenue Service (“IRS”); (3) has failed to provide the Fund with the certifications required by the IRS to document that the shareholder is not subject to back-up withholding; or (4) has failed to certify that he or she is a U.S. person (including a U.S. resident alien).

Other Issues

The Fund may be subject to tax or taxes in certain states where the Fund does business.  Furthermore, in those states which have income tax laws, the tax treatment of the Fund and of Fund shareholders with respect to distributions by the Fund may differ from federal tax treatment.

Shareholders are urged to consult their own tax advisors regarding the application of the provisions of tax law described in this SAI in light of the particular tax situations of the shareholders and regarding specific questions as to federal, state, or local taxes.

OTHER INFORMATION

The Trust currently is comprised of the Dent Tactical ETF.  The Board may designate additional Funds.  Each share issued by a Fund has a pro rata interest in the assets of that Fund.  Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable.  Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Portfolio Holdings

The Board has approved portfolio holdings disclosure policies that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund.  These policies and procedures, as described below, are designed to ensure that disclosure of portfolio holdings is in the best interests of Fund shareholders, and address conflicts of interest between the interests of Fund shareholders and those of the Fund’s Advisor, Sub-Advisor, principal underwriter, or any affiliated person of the Fund, the Advisor, Sub-Advisor, or the principal underwriter.

Each business day, Fund portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the NSCC and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants, and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of a Fund in the secondary market.  This information typically reflects a Fund’s anticipated holdings on the following business day.  Daily access to information concerning a Fund’s portfolio holdings also is permitted (i) to certain personnel of those service providers that are involved in portfolio management and providing administrative, operational, risk management, or other support to portfolio management, including affiliated broker-dealers and/or Authorized Participants, and (ii) to other personnel of the Advisor, Sub-Advisor, and other service providers, such as the Fund’s administrator, custodian and fund accountant, who deal directly with, or assist in, functions related to investment management, administration, custody and fund accounting, as may be necessary to conduct business in the ordinary course in a manner consistent with agreements with the Fund and/or the terms of the Fund’s current registration statement. As of                       , the Fund has not yet commenced operations and therefore, did not disclose portfolio holdings information to any individual or entity.  Once the Fund commences operations it expects to disclose portfolio holdings information to the following entities as part of ongoing arrangements that serve legitimate business purposes:

From time to time, information concerning Fund portfolio holdings, other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, may also be provided to other entities that provide additional services to the Fund, including, among others, rating or ranking organizations, in the ordinary course of business, no earlier than one business day following the date of the information. Portfolio holdings information made available in connection with the creation/redemption process may be provided to other entities that provide additional services to the Fund in the ordinary course of business after it has been disseminated to the NSCC.

The Fund’s Chief Compliance Officer, or a Compliance Manager designated by the Chief Compliance Officer, may also grant exceptions to permit additional disclosure of Fund portfolio holdings information at differing times and with different lag times (the period from the date of the information to the date the information is made available), if any, in instances where a Fund has legitimate business purposes for doing so, it is in the best interests of shareholders, and the recipients are subject to a duty of confidentiality, including a duty not to trade on the nonpublic information and are required to execute an agreement to that effect. The Board will be informed of any such disclosures at its next regularly scheduled meeting or as soon as is reasonably practicable thereafter.  In no event shall the Fund, the Advisor, the Sub-Advisor, or any other party receive any direct or indirect compensation in connection with the disclosure of information about a Fund’s portfolio holdings.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of Portfolio Holdings Disclosure Policies and Procedures, the Code of Ethics, and the Protection of Non-Public Information Policies and Procedures (collectively, the portfolio holdings governing policies) by the Fund’s Chief Compliance Officer and the Fund, (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule 206(4)-7 under the Investment Advisors Act of 1940) that may arise in connection with any portfolio holdings governing policies, and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. The Board and the Fund reserves the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion.  For purposes of the Policies and Procedures, the term “portfolio holdings” means the equity and debt securities (e.g., stocks and bonds) held by a Fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by a Fund, which are not disclosed.

In addition to the permitted disclosures described above, the Fund must disclose its complete holdings quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q.  These reports are available, free of charge, on the EDGAR database on the SEC’s web site at www.sec.gov.

Voting Rights

Each share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder.  You receive one vote for every full Fund share owned. The Fund or class of a Fund, if applicable, will vote separately on matters relating solely to that Fund or class.  All shares of the Fund are freely transferable.

As a Delaware statutory trust, the Trust is not required to hold annual Shareholder meetings unless otherwise required by the 1940 Act.  However, a meeting may be called by Shareholders owning at least 10% of the outstanding shares of the Trust.  If a meeting is requested by Shareholders, the Trust will provide appropriate assistance and information to the Shareholders who requested the meeting.  Shareholder inquiries can be made by calling 877.843.3831 or by writing to the Trust at 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland  20814.

Shareholder Inquiries

Shareholders may visit the Trust’s web site at www.advisorshares.com or call 877.843.3831 to obtain information on account statements, procedures, and other related information.

COUNSEL

Morgan, Lewis & Bockius LLP, 1111 Pennsylvania Avenue NW, Washington, DC  20004, serves as counsel to the Trust

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                                                                                                                   , serves as the Fund’s independent registered public accounting firm.  The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

CUSTODIAN

The Bank of New York Mellon “Custodian”), located at 101 Barclay Street, New York, New York 10286, serves as custodian for the Trust and the Fund under a custody agreement between the Trust and the Custodian.  Under the custody agreement, the Custodian holds the portfolio securities of the Fund and maintains all necessary related accounts and records.

APPENDIX A

PROXY VOTING POLICIES AND PROCEDURES

[to be inserted by amendment]

A-1

PART C:  OTHER INFORMATION

Item 23.	Exhibits

(a)(1)	Certificate of Trust, dated July 30, 2007 as filed with the state of Delaware on August 1, 2007 for AdvisorShares Trust (the “Registrant” or the “Trust”) is filed herewith.

(a)(2)	Registrant’s Agreement and Declaration of Trust to be filed by amendment.

(b)	Registrant’s By-Laws to be filed by amendment.

(c)	Not applicable.

(d)(1)	Form of Advisory Agreement between the Registrant and AdvisorShares Investments, LLC, Inc. to be filed by amendment.

(d)(2)	Form of Sub-Advisory Agreement between AdvisorShares Investments, LLC, Inc. and HS Dent Investment Management LLC to be filed by amendment.

(e)(1)	Form of Distribution Agreement between the Registrant and Foreside Fund Services, LLC, to be filed by amendment.

(e)(2)	Form of Participant Agreement to be filed by amendment.

(f)	Not applicable.

(g)	Form of Custodian Agreement between the Trust and The Bank of New York Mellon, to be filed by amendment.

(h)(1)	Form of Administration Agreement between the Registrant and [Administrator], to be filed by amendment.

(h)(2)	Form of Transfer Agency and Service Agreement between the Registrant and [Transfer Agent], to be filed by amendment.

(i)	Opinion and Consent of Counsel, Morgan, Lewis & Bockius LLP, to be filed by amendment.

(j)	Consent of [independent registered public accounting firm], independent registered public accountants, to be filed by amendment.

(k)	Not applicable.

(l)(1)	Form of Subscription Agreement between the Registrant and [Agent], to be filed by amendment.

(l)(2)	Letter of Representations between the Registrant and Depository Trust Company, to be filed by amendment.

(m)	Form of Distribution Plan between the Registrant and [Distributor], to be filed by amendment.

(n)	Not applicable.

(o)	Not applicable.

(p)(1)	Code of Ethics for the Registrant to be filed by amendment.

(p)(2)	Code of Ethics of AdvisorShares Investments, LLC, to be filed by amendment.

(p)(3)	Code of Ethics of HS Dent Investment Management, LLC to be filed by amendment.

(p)(4)	Code of Ethics of Foreside Fund Services, LLC to be filed by amendment.

Item 24.	Persons Controlled by or under Common Control with the Fund

Not Applicable.

Item 25.	Indemnification

[To be provided by amendment]

Item 26.	Business and other Connections of the Investment Adviser

AdvisorShares Investments, LLC, (the “Adviser”) serves as the investment adviser for each series of the Trust.  The principal address of the Adviser is 3 Bethesda Metro Center, Suite 700, Bethesda, Maryland 20814.  The Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

[To be provided by amendment]

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

HS Dent Investment Management LLC (the “Sub-Adviser”) serves as investment sub-adviser for each series of the Trust.  The principal address of the Sub-Adviser is [principal business address of the Sub-Adviser to be provided by amendment].  The Sub-Adviser is an investment adviser registered with the SEC under the Investment Advisers Act of 1940.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of the Sub-Adviser is or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee as follows:

[To be provided by amendment]

Name and Position with Investment Adviser	Name of Other Company	Connection with Other Company

Additional information as to any other business, profession, vocation or employment of a substantial nature engaged in by each such officer and director is included in the Trust’s Statement of Additional Information.

Item 27.	Principal Underwriters

(a) In addition to the Registrant, Foreside Fund Services, LLC (the “Distributor”), serves as the distributor and principal underwriter for the following other investment companies:

1)              American Beacon Funds

2)              American Beacon Mileage Funds

3)              American Beacon Select Funds

4)              Henderson Global Funds

5)              Ironwood Series Trust

6)              Bridgeway Funds, Inc.

7)              Monarch Funds

8)              Century Capital Management Trust

9)              Sound Shore Fund, Inc.

10)        Forum Funds

11)        Hirtle Callaghan Trust

12)        Central Park Group Multi-Event Fund

13)        The CNL Funds

14)        PMC Funds, Series of the Trust for Professional Managers

15)        SPA ETF Trust

16)        Nomura Partners Funds, Inc.

17)        Wintergreen Fund, Inc.

18)        RevenueShares ETF Trust

19)        NETS Trust

20)        Direxion Shares ETF Trust

Officers of Foreside Fund Services, LLC

(b) The following officers of the Distributor hold the following positions with the Registrant.  Unless otherwise noted the principal business address of each officer of the Distributor is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Mark S. Redman	President	None
Richard J. Berthy	Vice President and Treasurer	None
Jennifer E. Hoopes	Secretary	None
Nanette K. Chern	Chief Compliance Officer and Vice President	None
Mark A. Fairbanks	Deputy Chief Compliance Officer and Vice President	None

Item 28.	Location of Accounts and Records:

State the name and address of each person maintaining principal possession of each account, book or other document required to be maintained by section 31(a) of the 1940 Act Section 15 U.S.C. 80a-30(a) and the rules under that section.

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder are maintained at the following offices:

(a)	Registrant:
c/o AdvisorShares Investments, LLC
3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814

(b)	Advisor:
AdvisorShares Investments, LLC
3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814

(c)	Sub-Advisor:
HS Dent Investment Management LLC,
15310 Amberly Drive, Suite 165
Tampa, FL 33647

(d)	Principal Underwriter:
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101

(e)	Custodian:
The Bank of New York Mellon
101 Barclay Street
New York, NY 10286

Item 29.	Management Services

Not Applicable.

Item 30.	Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Trust has duly caused this Initial Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Bethesda, State of Maryland on this 12th day of March, 2009.

AdvisorShares Trust

/s/ Noah Hamman
Noah Hamman
Sole Trustee,
Principal Executive Officer and Principal Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Noah Hamman	Initial Trustee	March 12, 2009
Principal Executive Officer
Principal Financial Officer

Exhibit Index

Exhibit Number	Exhibit:
EX-99. A1	Certificate of Trust dated July 30, 2007 as filed with the state of Delaware on August 1, 2007 for AdvisorShares Trust